SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 15, 1999
                                                  -----------------------------


                               Chase Funding, Inc.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



     New York                           333-64131               13-3840732
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
of incorporation)                                           Identification No.)



343 Thornall Street, Edison, New Jersey                     08837
-------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)


Registrant's Telephone Number, including area code:  (732) 205-0600
                                                    ---------------------------



                                 Not applicable
-------------------------------------------------------------------------------
            (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS
            ------------

            Attached as an exhibit is an addendum (the "Addendum") to certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) furnished to the Registrant by Chase Securities Inc., Lehman
Brothers Inc. and Prudential Securities Incorporated (collectively, the "Underwriters") in respect of the Registrant's proposed offering of Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-2 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-64131) (the "Registration Statement"). The Registrant hereby incorporates the Addendum by reference in the Registration Statement.

            The Addendum was prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Addendum.

            Any statement or information contained in the Addendum shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
            ------------------------------------------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                       Description
-----------                                       -----------

(99) Addendum dated June 15, 1999 to Computational Materials dated June 9, 1999 prepared by Chase Securities Inc.,
                                                  Lehman Brothers Inc. and
                                                  Prudential Securities
                                                  Incorporated in connection
                                                  with Chase Funding Mortgage
                                                  Loan Asset-Backed
                                                  Certificates, Series 1999-2

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHASE FUNDING, INC.


Date:  June 15, 1999


                                       By: /S/ EILEEN LINDBLOM
                                           ------------------------------------
                                           Name:  Eileen Lindblom
                                           Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                          Paper (P) or
Exhibit No.                 Description                   Electronic (E)
-----------                 -----------                   --------------

(99)                        Addendum dated June 15,              E
                            1999 to Computational
                            Materials dated June 9,
                            1999 prepared by Chase
                            Securities Inc., Lehman
                            Brothers Inc. and
                            Prudential Securities
                            Incorporated in
                            connection with Chase
                            Funding Mortgage Loan
                            Asset-Backed
                            Certificates, Series
                            1999-2